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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 18, 1998
                                                        -----------------

                                Enamelon, Inc.
                               ----------------
            (Exact name of registrant as specified in its charter)

         Delaware                         0-21595                 13-3669775
        ----------                       ---------               ------------
(State or Other Jurisdiction      (Commission File Number)       (IRS Employer
of Incorporation)                                                Ident. No.)

                  15 Kimball Avenue, Yonkers, New York 10704
                 --------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                (914) 237-1308
                               ----------------
              Registrant's telephone number, including area code

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Item 5. Other Events.

         On December 18, 1998, the Registrant sold 500 shares of its Series B Convertible Preferred Stock, $.01 par value, to three purchasers for an aggregate purchase price of $5,000,000. Each share of Series B Convertible Preferred Stock has a stated value of $10,000, plus an accrual amount equal to 6% per annum, payable on conversion in cash or the Registrant's Common Stock, $.001 par value, at the Registrant's option. After February 28, 1999, holders of the Series B Convertible Preferred Stock can convert it into Common Stock at the lower of (i) the average of the five lowest closing sale prices in the 40 trading days immediately preceding the conversion or (ii) 120% of the average of the closing prices of the last five trading days of February 1999. The Company can require holders of the Series B Convertible Preferred Stock to convert it into Common Stock at any time between March 1, 1999 and August 28, 1999 if the closing price of the Registrant's Common Stock on the Nasdaq National Market exceeds 200% of the maximum conversion price for 20 consecutive trading days. After August 28, 1999, the Registrant can require holders of the Series B Convertible Preferred Stock to convert it into Common Stock if the closing price of the Registrant's Common Stock exceeds 150% of the maximum conversion price for 20 consecutive trading days. Holders of the Series B Convertible Preferred Stock will be required to convert it on December 17, 2001, if they have not converted prior to that time.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              3.1 Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Registrant.

              10.1  Securities Purchase Agreement, dated as of December
                    17, 1998, by and among the Registrant, HFTP Investments LLC, Fisher Capital Ltd., and Wingate Capital Ltd.

              10.2 Omitted Schedules and Exhibits to Securities Purchase Agreement.

              10.3  Registration Rights Agreement, dated as of December
                    17, 1998, by and among the Registrant, HFTP Investments LLC, Fisher Capital Ltd., and Wingate Capital Ltd.

              99.1  Press Release.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ENAMELON, INC.
                                            (Registrant)

Date: December 18, 1998                   By:  /s/Dr. Steven R. Fox
                                             ------------------------
                                                  Dr. Steven R. Fox
                                                  Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit No.       Description

3.1 Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Registrant.

10.1 Securities Purchase Agreement, dated as of December 17, 1998, by and among the Registrant, HFTP Investments LLC, Fisher Capital Ltd., and Wingate Capital Ltd.

10.2     Omitted Schedules and Exhibits to Securities Purchase Agreement.

10.3 Registration Rights Agreement, dated as of December 17, 1998, by and among the Registrant and HFTP Investments LLC, Fisher Capital Ltd., and Wingate Capital Ltd.

99.1     Press Release.

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